SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

     [ ]  Preliminary Proxy Statement          [ ] Confidential, for  Use of the
     [x]  Definitive Proxy Statement               Commission Only (as permitted
     [ ]  Definitive Additional Materials          by Rule 14a-6(e)(2))
     [ ]  Soliciting Material Pursuant to
          Rule 14a-11(c) or Rule 14a-12



                                  Bestway, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [ ]  No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)  Total fee paid:

--------------------------------------------------------------------------------
     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3)  Filing Party:

--------------------------------------------------------------------------------
     (4)  Date Filed:

--------------------------------------------------------------------------------

                                  BESTWAY, INC.
                           7800 N. Stemmons, Suite 320
                                Dallas, TX 75247
                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held February 24, 2000
                          -----------------------------

TO THE STOCKHOLDERS OF
BESTWAY, INC.

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Bestway, Inc., a Delaware corporation (the "Company"), will be held at 9:00 a.m., Central Daylight Time, at the corporate office, 7800 N. Stemmons, Suite 320, Dallas, TX on Thursday, February 24, 2000 for the following purposes:

         1. To elect four (4) Directors of the Company, each to serve until the next annual meeting of stockholders and until his successor has been duly elected and qualified; and

         2. To consider and act upon the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the 2000 fiscal year; and

         3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

         Management is not aware of any other matters that will come before the meeting.

         The Board of Directors has fixed the close of business on Wednesday, January 19, 2000 as the Record Date for the determination of stockholders entitled to notice of and vote at this meeting and any adjournment thereof, and only stockholders of record at such time will be so entitled to vote.

         It is important that your stock be represented at the meeting regardless of the number of shares you hold. Please complete, sign and mail the enclosed proxy in the accompanying envelope promptly, whether or not you intend to be present at the meeting. The proxy is revocable at any time prior to its exercise.

                                             By Order of the Board of Directors,



                                             /s/    Beth A. Durrett
                                             ----------------------
                                                    Beth A. Durrett
                                                    Secretary

February 1, 2000
Dallas, Texas

                                 PROXY STATEMENT
                                  BESTWAY, INC.
                     --------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                February 24, 2000
                     --------------------------------------

                                  INTRODUCTION

       The accompanying Proxy is being solicited by the Board of Directors of Bestway, Inc. (the "Company") on behalf of the Company for use at the Annual Meeting of Stockholders to be held at the corporate office, 7800 N. Stemmons, Suite 320, Dallas, Texas on Thursday, February 24, 2000 at 9:00 a.m., Central Daylight Time and at any adjournment thereof. The approximate date of which the Proxy Statement and the form of Proxy are being sent to stockholders is February 1, 2000. The cost of preparing and mailing the enclosed material is to be borne by the Company.

         Proxies in the accompanying form which are properly executed and duly returned to the Company will be voted in accordance with the instructions contained therein. If no instruction is given with respect to any proposal to be acted upon, the proxy will be voted in favor of the proposals set forth therein. Each proxy granted may be revoked at any time prior to its exercise by the subsequent execution and submission of a revised proxy, by written notice to the Secretary of the Company, or by voting in person at the meeting.

         Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote, for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast".

         The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

         In the election of directors ("Directors") to the Board of Directors, shares present by not voting will be disregarded (except for quorum purposes) and the candidates for the election receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of Directors to be elected by those shares, will be elected and votes cast against a candidate or votes withheld will have no legal effect.

                       VOTING SECURITIES AND VOTE REQUIRED

       The only class of voting securities of the Company is its Common Stock, par value $.01 per share (the "Common Stock"), each share of which entitles the holder thereof to one vote. As of January 19, 2000, there were 1,756,917 shares of the Company's Common Stock outstanding and entitled to vote at the meeting or any adjournment thereof. Assuming the presence of a quorum, the affirmative vote of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting of Stockholders is required for the adoption of the proposals set forth herein except for the election of Directors (Proposal No. 1), in which nominees will be elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote on the election of Directors.

                     OWNERSHIP OF BESTWAY, INC. COMMON STOCK

         The following table sets forth certain information as of January 1, 2000, obtained from information furnished by the persons named below, concerning the beneficial stock ownership of each person known to the Company who may be deemed to be the beneficial owner of more than five percent of the Company's
Common Stock, each Director of the Company and all Directors and executive officers of the Company as a group. The Company has no other class of equity securities outstanding other then its Common Stock.

                                            Number of Shares of
Name and Address                               Common Stock                 Percent
of Beneficial Owner                         Beneficially owned (1)          of Class
-------------------------------         ---------------------------         --------
O'Donnell & Masur, L.P. ("O&M")                     981,872                    55.9%
5949 Sherry Lane, Suite 1450
Dallas, Texas  75225

James A. O'Donnell(2)                               983,872                    56.0%
5949 Sherry Lane, Suite 1450
Dallas, Texas  75225

Mark Masur(3)                                       981,952                    55.9%
5949 Sherry Lane, Suite 1450
Dallas, Texas  75225

R. Brooks Reed(4)                                    58,783                     3.4%
7800 Stemmons, Suite 320
Dallas, Texas  75247

Jack E. Meyer                                        16,203                    90.0%
7800 Stemmons, Suite 320
Dallas, Texas  75247

All Directors and executive officers              1,088,103                    61.9%
as a group (7 persons)

Robert D. Simons                                     92,517                     5.3%
317 Coinbow Drive
Mt. Pleasant, South Carolina  29464

(1) Except as noted, beneficial ownership consists of sole voting and investment power. The inclusion of shares that may be deemed beneficially owned herein, however, does not constitute an admission that the named stockholders are direct or indirect beneficial owners of such shares.

(2) Mr. O'Donnell has sole voting power and sole investment power with respect to 2,000 shares of Common Stock of the Company that he owns directly. Mr. O'Donnell by virtue of his being a general partner of O&M may be deemed, for purposes of determining beneficial ownership pursuant to Rule 13d-3, to own beneficially the 981,872 shares of Common Stock owned by O&M.

(3) Mr. Masur has sole voting power and sole investment power with respect to 80 shares of Common Stock of the Company that he owns directly. Mr. Masur by virtue of his being a general partner of O&M may be deemed, for purposes of determining beneficial ownership pursuant to Rule 13d-3, to own beneficially the 981,872 shares of Common Stock owned by O&M.

(4) Excludes a total of 71,000 shares of Common Stock of the Company owned by Mr. Reed's spouse and adult children which Mr. Reed may be deemed beneficially to own.


                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

       The By-laws of the Company provide that the number of Directors which shall constitute the whole Board shall be fixed and determined from time to time by resolution adopted by the Board of Directors. This year four (4) persons will comprise the Board and will be elected. Each Director will serve until the next annual meeting of stockholders and until his successor has been elected and qualified. The election of Directors requires a plurality of the votes cast at the meeting.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES.

       It is intended that the shares represented by properly executed proxies will be voted for the election of the persons listed below except where authority to so vote is withheld. The nominees have indicated that they are willing to serve as Directors, and management of the Company does not contemplate that any of the nominees will be unable to serve as a Director or become unavailable for any reason, but if that should occur before the meeting, such proxy will be voted for another nominee or nominees to be selected by management.

       The nominees for Director, all of whom are now serving as Directors of the Company are listed below together with biographical information as to (i) the name and age of each nominee, (ii) the position and offices with the Company of each nominee, (iii) the year during which each nominee first became a Director of the Company, and (iv) the principal occupation or employment of such nominee for at least the past five years.

       Also listed below are executive officers of the Company.

       Name                          Age                          Position
       ----                          ---                          --------
Jack E. Meyer                        56       Director and Member of the Audit Committee of the
                                              Board of Directors

James A. O'Donnell                   47       Director and Member of the Audit Committee of the
                                              Board of Directors

Bernard J. Hinterlong                53       Director and Member of the Audit Committee of the
                                              Board of Directors

R. Brooks Reed                       58       Chairman of the Board and Chief Executive Officer

Teresa A. Sheffield                  39       President and Chief Operating Officer

Beth A. Durrett                      42       Chief Financial Officer and Secretary

Joe R. McElroy                       42       Vice President - Real Estate


       Mr. Meyer has served as a director of the Company since 1980. Mr. Meyer currently manages his personal investment portfolio. From January 1994 to October 1998 he was President and Chief Executive Officer of Urologix, Inc. From March 1993 to January 1994 he was President and Chief Executive Officer for Fiberoptic Sensor Technologies.

       Mr. O'Donnell has served as a director of the Company since 1987. Mr. O'Donnell is currently a partner with the private equity firm of Cravey, Green & Wahlen and since 1987 has been a general partner of O'Donnell and Masur, L.P., a venture capital investment firm which is a significant stockholder and debt holder of the Company.

       Mr. Hinterlong has served as a director of the Company since December 1999. Mr. Hinterlong is currently President of Thomas Conveyor Company. From 1975 to 1986 he held several positions with Continental Screw Conveyor Company.

       Mr. Reed has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since 1979. From 1983 to May 1997, Mr. Reed served as President of the Company. Mr. Reed is also a principal of Phoenix
Partners, Inc., a private investment company engaged in the acquisition and operation of medium-sized businesses in a variety of industries.

       Ms. Sheffield has served as President and Chief Operating Officer since May 1997. From July 1992 to May 1997, Ms. Sheffield served as Vice President - Operations. From February 1988 to July 1992, Ms. Sheffield served in various capacities with the Company.

       Ms. Durrett has served as Chief Financial Officer since October 1998. From May 1997 to September 1998, Ms. Durrett served as Senior Vice President - Finance. From 1987 to May 1997, Ms. Durrett served as Vice President - Controller and was appointed Secretary in 1991. Ms. Durrett has served in various capacities with the Company since September 1979.

       Mr. McElroy has served as Vice President - Real Estate since May 1997. From January 1996 to May 1997, Mr. McElroy served as Director - Real Estate.
Prior to joining the Company, Mr. McElroy was Director of Real Estate for Drinkard Development, Inc.

Board of Directors Meetings, Committees and Fees
------------------------------------------------

       The Board of Directors held four regular meetings during the fiscal year ended July 31, 1999 and acted twice by unanimous consent. No Director attended fewer than 75% of the meetings of the Board of Directors or committees thereof from August 1, 1998 to July 31, 1999.

       The Board of Directors has a three member Audit Committee which held one meeting during the fiscal year ended July 31, 1999. The Audit Committee, no member of which is an officer of the Company, is responsible for (a) nominating the independent auditors for the annual audit, (b) reviewing the plan for the audit and related services and reviewing audit results and annual financial statements, (c) overseeing the adequacy of the Company's system of internal accounting controls and compliance with the Foreign Corrupt Practices Act, and
(d) overseeing compliance with Securities and Exchange Commission requirements of disclosure of Audit Committee activities. The present members of the Audit Committee, none of whom is otherwise employed by the Company, are Jack E. Meyer, Bernard J. Hinterlong and James A. O'Donnell.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       The Company is indebted to O&M in the principal amount of $3,000,000. One of the Company's Directors, James A. O'Donnell, is a general principal in O&M.

                             EXECUTIVE COMPENSATION

       The following Summary Compensation Table shows all cash and other compensation paid (or to be paid) by the Company for the fiscal years ended July 31, 1999, 1998 and 1997 to the Company's Chief Executive Officer and highest compensated executive officers for services rendered in all capacities in which they served during each period whose total annual salary and bonus exceeded $100,000 in the fiscal year ended July 31, 1999.


                                                                                         Long-Term
                                                                                       Compensation
                                                         Annual Compensation              Awards
                                                     ---------------------------       ------------
                                                                                        Restricted
          Name and                       Fiscal       Salary             Bonus            Stock
     Principal Position                   Year          ($)               ($)           Awards ($)
     ------------------                  ------         ---               ---           ----------
R. Brooks Reed, Chairman                 1999        $ 150,000              --              --
and Chief Executive Officer              1998        $ 150,000              --              --
                                         1997        $ 150,000              --              --

Teresa A. Sheffield,                     1999        $ 147,885        $   47,851            --
President and Chief Operating            1998        $ 125,000        $   17,203            --
Officer                                  1997        $ 116,307        $   19,542            --

Beth A. Durrett,                         1999        $ 111,058        $    8,954            --
Chief Financial Officer and              1998        $  92,308        $   17,706            --
Secretary                                1997        $  86,758        $    6,685            --

Joe R. McElroy,                          1999        $ 122,750        $    3,204            --
Vice President - Real Estate             1998        $  87,172        $   19,199            --
                                         1997        $  82,500        $    8,069            --

                               OPTION GRANTS TABLE

       The following table shows all options granted by the Company for the fiscal year ended July 31, 1999 to the Company's highest compensated executive officers listed above: (i) the number of shares covered by such options; (ii) the percent that such options represented of total options granted to all the Company's employees during the 1999 fiscal year; (iii) the exercise price, and
(iv) the expiration date.



                                               Percent of Total
                                              Options Granted to           Exercise
                            Options            Employees in 1999           Price Per          Expiration
      Name                  Granted               Fiscal Year                Share               Date
      ----                  -------               -----------                -----               ----
R. Brooks Reed                 --                      --                      --                 --
Teresa A. Sheffield            --                      --                      --                 --
Beth A. Durrett               5,040                   7.0 %                 $  6.25             10/02/08
Joe R. McElroy               10,000                  13.9 %                 $  6.25             10/02/08




Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

       The following table shows for the fiscal year ended July 31, 1999 to the Company's highest compensated executive officers listed above: (i) the number of shares of the Company's Common Stock acquired upon exercise of options during fiscal year 1999; (ii) the aggregate dollar value realized upon exercise; (iii) the total number of unexercised options held at the end of fiscal year 1999; and
(iv) the aggregate dollar value of in-the-money unexercised options held at the end of fiscal year 1999.



                                                        Number of Unexercised         Value of Unexercised
                                                        Options at 1999 Fiscal       In-the-Money Options at
                             Shares        Value               Year End              1999 Fiscal Year End(2)
                          Acquired on     Realized   ----------------------------   ----------------------------
         Name             Exercise (#)      ($)      Exercisable    Unexercisable   Exercisable    Unexercisable
         ----             ------------      ---      -----------    -------------   -----------    -------------
R. Brooks Reed                  --           --           --            --               --              --

Teresa A. Sheffield             --           --         60,800          --          $  91,200            --

Beth A. Durrett                 --           --          5,000         5,000             --              --

Joe R. McElroy                  --           --         10,000         5,000        $   5,000       $   2,500


(2)  Market value of underlying securities at year-end minus the exercise price.

Retirement Savings Plan Program - 401(k) Plan

       The Company established a Retirement Savings Plan (the "Savings Plan") effective as of September 1, 1994 which is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986 (the "Code"). Employees who have been employed with the Company for one year or more are eligible for participation in the Savings Plan. Pursuant to the Savings Plan, employees may elect to reduce their current compensation by up to 15% (subject to certain limitations under the Code) and have the amount of such reduction contributed to the Savings Plan. The Savings Plan permits, but does not require, additional or matching contributions to the Savings Plan by the Company on behalf of all participants in the Savings Plan. The Company has made no additional or matching contributions to the Savings Plan. The Board of Directors of the Company intends to conduct a review at the end of each fiscal year to determine whether the Company will make any additional or matching contributions to the Savings Plan. All assets of the Savings Plan are held in trust at all times.

Compensation of Directors

       The Company's policy is to reimburse its directors for travel, lodging and related expenses incurred on account of attendance at meetings of the Board of Directors and committees thereof. For their participation in special meetings of the Board convened by conference telephone call, for services in relation to any matters adopted by the unanimous written consent of the directors, and for all the various services rendered, directors, other than those who are employees or consultants of the Company, receive an annual retainer of $1,200. Additionally, each director, other than those who are officers or employees of the Company, receives $500 for each meeting attended. In order to conserve cash, no fees have been paid in cash to any director since 1988 and from 1984 through 1988, directors received Common Stock of the Company in lieu of fees. Furthermore, in connection with the 1993 restructuring of the Company, Messrs.
R. Brooks Reed and Jack E. Meyer received 109,658 and 13,271 shares, respectively, of the Company's Common Stock. The purpose of granting stock to Messrs. Reed and Meyer was to prevent dilution of their respective ownership positions in the Company, to provide an incentive to them to build stockholder value following the restructuring and to compensate them for past service to the Company, including, but no limited to, their waiver of directors fees and service as directors without compensation since 1988.

Compensation Committee Interlocks and Insider Participation

       Decisions regarding the compensation of the executive officers of the Company are made by the Board of Directors. In fiscal year 1999, decisions concerning the compensation of Ms. Beth A. Durrett, Mr. Joe R. McElroy and Ms. Teresa A. Sheffield were made by the entire Board of Directors and decisions concerning the compensation of Mr. R. Brooks Reed were made by Mr. Jack E. Meyer and Mr. James A. O'Donnell.

Shareholder Return Performance Presentation

       Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the Nasdaq U.S. composite index (the "Nasdaq of Composite Index") and a group consisting of publicly-traded rental-purchase companies (the "Industry Group"). The graph assumes that $100.00 was invested on December 19, 1995 in the Common Stock of the Company, the Nasdaq Composite Index and the Industry Group and assumes reinvestment of dividends. The Industry Group consists of Rent Way, Inc., Aaron Rents, Inc., Rent-A-Center, Inc. and Rainbow Rentals, Inc. The stock price performance shown on the following graph is not necessarily indicative of future price performance. No stock price information is available prior to December 19, 1995. The Company was removed from Nasdaq on August 17, 1989 because it did not meet the minimum capital requirements. The Company's stock was quoted in the "pink sheets" and was traded on a limited basis.

       The stock price performance graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporated this information by reference and shall not otherwise be deemed filed under such Acts.



                                [GRAPH OMITTED]


                                                       SIC            NASDAQ
                  Bestway, Inc.     Peer Group      Code Index      Market Index
                  -------------     ----------      ----------      ------------

 12/19/95            100.00          100.00           100.00           100.00
  7/31/96            100.00          126.00           103.72           103.20
  7/31/97             72.22          125.73           138.70           151.70
  7/31/98             83.33          181.73           159.07           181.88
  7/31/99             84.72          143.54           144.65           256.95

                 PROPOSAL TO RATIFY PRICEWATERHOUSECOOPERS L.L.P
             AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2000
                                (Proposal No. 2)

       The Board of Directors has appointed PricewaterhouseCoopers L.L.P., independent certified public accountants, to examine and report on the Company's financial statements for the fiscal year ended July 31, 2000. The firm has served as the Company's independent accountants since 1976. It is expected that a representative of such firm will be in attendance at the Company's Annual Meeting of Stockholders and will be afforded an opportunity to make a statement at the meeting if he so desires and will be available to respond to appropriate questions. Audit services included examination of the Company's filings with the Securities and Exchange Commission and consultation in connection with various audit-related accounting matters.

       THE STOCKHOLDERS ARE REQUESTED BY THE BOARD OF DIRECTORS TO VOTE FOR THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS L.L.P. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 2000.

                        PROPOSAL FOR NEXT ANNUAL MEETING

       Any proposal of holders of Common Stock intended to be presented at the Annual Meeting of Stockholders of the Company to be held in 2001 must be received by the Company at 7800 N. Stemmons, Suite 320, Dallas, Texas 75247, no later than September 15, 2000, in order to be included in the Proxy Statement and Form of Proxy relating to that meeting.

                                     GENERAL

       The cost of preparing and mailing the enclosed material is to be borne by the Company. In addition to the solicitation of proxies by mail, certain officers, Directors and regular employees of the Company may, without additional compensation, solicit proxies on behalf of management by telephone, telegraph or personal interview. The cost of any solicitation will be borne by the Company. Upon request, persons, including brokers, holding shares for others will be reimbursed for their expenses in transmitting proxy material to their principals and in seeking instructions by mail, telephone or telegraph for their principals.

       Management does not intend to bring any matters before the meeting other than those mentioned above and is not aware of any other matters to be presented before the meeting. However, if any other matters should be presented properly to the meeting, it is intended that the persons named in the enclosed proxy will vote such proxy in accordance with their best judgment. A copy of the Company's Annual Report is being mailed to the stockholders with this Proxy Statement. The Company's Annual Report to stockholders contains financial statements for the periods ended July 31, 1999, July 31, 1998 and July 31, 1997 which are incorporated by reference herein. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO EACH STOCKHOLDER WITHOUT CHARGE. ANY STOCKHOLDER DESIRING A COPY OF THE ANNUAL REPORT ON FORM 10-K SHOULD ADDRESS HIS REQUEST TO MS. BETH A. DURRETT, SECRETARY, 7800
N. STEMMONS, SUITE 320, DALLAS, TEXAS, 75247.

                                     By Order of the Board of Directors,


                                    /s/ Beth A. Durrett
                                    --------------------
                                        Beth A. Durrett
                                        Secretary

February 1, 2000
Dallas, Texas

                                  BESTWAY, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints R. Brooks Reed and Beth A. Durrett, and each of them, with full power of substitution, to vote as indicated below, and act with respect to all shares of Common Stock of Bestway, Inc., (the "Company") standing in the name of the undersigned, at the annual meeting of stockholders to be held at 9:00 a.m. on Thursday February 24, 2000, in the Company's corporate office at 7800 N. Stemmons Freeway, Suite 320, Dallas, Texas, or at any adjournment thereof, with all the power the undersigned would possess if personally present:

1. Election of the following nominees as Directors: R. Brooks Reed, Jack E. Meyer, James A. O'Donnell and Bernard J. Hinterlong.

          FOR all of the nominees (except as otherwise market below) WITHOUT AUTHORITY to vote for all nominees

INSTRUCTIONS: To withhold authority to vote for any particular nominee, write such person's name in the following space.

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year 2000.

                   FOR [ ]          AGAINST [ ]          ABSTAIN [ ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ABOVE. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1, 2 AND 3.

IMPORTANT: To ensure a quorum and to avoid the expense and delay of sending follow-up letters, please mark, sign, date and mail this proxy in the accompanying envelop.

                                                     Date: _______________, 2000

                                                     ---------------------------

                                                     ---------------------------

                                                     Please sign exactly as name
                                                     appears hereon. For a joint
                                                     account,  each owner should
                                                     sign.  Persons  signing  as
                                                     attorney,         executor,
                                                     administrator,  trustee  or
                                                     guardian  or in  any  other
                                                     representative     capacity
                                                     should  indicate their full
                                                     title.  If  a  corporation,
                                                     please    sign    in   full
                                                     corporate name by president
                                                     or     other     authorized
                                                     officer.  If a partnership,
                                                     please sign in  partnership
                                                     name by authorized person.